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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                             MIPS TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                DELAWARE                                 77-0322161
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

          1225 Charleston Road
            Mountain View, CA                                     94043-1353
(Address of Principal Executive Offices)                          (Zip Code)


If this form relates to the               If this form relates to the
registration of a class of                registration of a class of
securities pursuant to Section            securities pursuant to Section
12(b) of the Exchange Act and is          12(g) of the Exchange Act and is
effective pursuant to General             effective pursuant to General
Instruction A.(c), please check the       Instruction A.(d), please check the
following box. [_]                        following box. [X]



Securities Act registration statement file number to which this form relates:
333-5063

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                     Name of Each Exchange on Which
 ----------------------               -----------------------------------------

          None                                          None


Securities to be registered pursuant to Section 12(g) of the Act:

                                (Title of Class)
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                CLASS B COMMON STOCK, PAR VALUE $0.001 PER SHARE

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Item 1:     Description of Registrant's Securities to be Registered

           The description under the heading "Description of Capital Stock" relating to the Registrant's Class B Common Stock, $0.001 par value per share in the Prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No. 333-5063) (the "Registration Statement on Form S-1") filed with the Securities and Exchange Commission on February 22, 1999, as amended, and the description under the heading "Description of Capital Stock" relating to the Class B Common Stock in the Registrant's final Prospectus filed with the Securities and Exchange Commission on May 17, 1999, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, are incorporated herein by reference.

Item 2:     Exhibits

           The following exhibits have been filed with the Securities and Exchange Commission:

     1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1.

     2. Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1.

     4.1  Form of Class B Common Stock Certificate.


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                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MIPS TECHNOLOGIES, INC.


                                   By:  /s/ Kevin C. Eichler
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                                   Name:  Kevin C. Eichler
                                   Title: Chief Financial Officer

Date: May 26, 2000

                                  EXHIBIT INDEX

Exhibit No.

1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1.

2. Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1.

4.1  Form of Class B Common Stock Certificate.




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